Exhibit 99.1

Worksport Ltd. ($WKSP) Shares Enhanced Strategic Vision & Opportunity on New and Improved Investor Relations Website

“Worksport’s Road to a $13B Target Market” Underscores the Company’s Growth Strategy, Clean-Tech Innovations, and Expanding Operations

West Seneca, New York, December 18, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is pleased to announce the launch of its new investor relations (“IR”) website. This enhanced platform provides shareholders, analysts, and prospective investors with up-to-date information on the Company’s initiatives, growth milestones, and strategic direction. The site also features a must-watch video presentation titled “Worksport’s Road to a $13B Target Market,” offering new insights into how Worksport anticipates evolving into a leading clean-tech player through groundbreaking products like the SOLIS solar tonneau cover and the COR mobile power system.

New Website: https://investors.worksport.com.

Empowering Investors with Information

In addition to the enhanced strategic vision, Worksport’s new IR website is designed to deliver an immersive and transparent investor experience. Visitors can access the Company’s latest press releases, financial reports, SEC filings, corporate presentations, and a growing library of video content. Investors are highly encouraged to join Worksport’s investor newsletter—a valuable channel for receiving timely updates, strategic insights, and invitations to upcoming events.

Chief Executive Officer Commentary

“Worksport is expanding on all fronts—from a proactive cryptocurrency strategy involving Bitcoin (BTC) and Ripple (XRP), to 581% year-over-year sales growth in Q3, to the launch of three new products coming in 2025,” said Steven Rossi, Chief Executive Officer of Worksport Ltd. “We believe Worksport’s tonneau cover business is headed towards 9-figures in revenue within the next few years, while the SOLIS and COR systems tap into additional multi-billion-dollar markets. With this integrated approach, we aim to grow the overall business into a 10-figure continually expanding brand powered by innovative, sustainable technologies. We plan to kick the year off strong in January, and I could not be more excited for the next few years.”

Upcoming Product Launches: The Company’s forthcoming AL4 tonneau cover has already secured pre-orders from two leading industry distributors. With the AL4’s scheduled launch approaching, Worksport expects to capture greater market share. Following the AL4, cover, the Company will introduce its SOLIS solar tonneau cover and COR mobile power generation system later in 2025, expanding its portfolio of clean-tech innovations designed to meet the growing need for sustainable energy solutions.

Key 2024 Press-Releases

●	December 9: Worksport Shares Fox & Friends Live Appearance
●	December 6: Worksport Shares 51% B2C and 60% B2B Sales Growth in November
●	December 5: Worksport Adopts Changes To Corporate Treasury
●	November 22: Worksport Announces 30% Increase in Production Capacity
●	November 21: CEO Insider Purchase; Worksport Investigates Short Selling
●	October 29: 200% Growth in B2B Sales; Pre-Order Campaign Initiated For AL4
●	October 17: Nasdaq Grants Extension To Regain Compliance
●	October 17: $2MM+ Projected Savings From New Strategic Initiative
●	September 30: Update On ISO Certification
●	September 19: Alpha Launch of SOLIS & COR
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 14: Record High Revenues; 275% Q2 Growth
●	May 8: Worksport Awarded $2.8MM Grant

Read all Worksport press releases: [Link to All Press Releases].

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the EV sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, SEC filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.

Worksport acknowledges the inherent risks of investing in cryptocurrency, including market volatility and regulatory uncertainties, and is committed to managing these risks through oversight and diversification strategies. The decision to pursue this investment has been reviewed and approved by the Board of Directors of Worksport and complies with the Company’s corporate governance policies.